                                                                 EXHIBIT (p)(13)

                          A I M Management Group INC.
                                 Code Of Ethics

                             (Adopted May 1, 1981)
                      (As Last Amended February 24, 2000)


   WHEREAS, the members of the AIM Management Group are A I M Management Group Inc. ("AIM Management") and A I M Advisors, Inc. ("AIM Advisors") and its wholly owned and indirect subsidiaries (individually and collectively referred to as "AIM"); and

   WHEREAS, certain members of AIM provide investment advisory services to AIM's investment companies and other clients; and

   WHEREAS, certain members of AIM provide distribution services as principal underwriters for AIM's investment company clients; and

   WHEREAS, certain members of AIM provide shareholder services as the transfer agent, dividend disbursing agent and shareholder processing agent for AIM's investment company clients; and

   WHEREAS, the investment advisory business involves decisions and information which may have at least a temporary impact on the market price of securities, thus creating a potential for conflicts of interest between the persons engaged in such business and their clients; and

   WHEREAS, the members of AIM have a fiduciary relationship with respect to each portfolio under management and the interests of the client accounts and of the shareholders of AIM's investment company clients must take precedence over the personal interests of the employees of AIM, thus requiring a rigid adherence to the highest standards of conduct by such employees; and

   WHEREAS, every practical step must be taken to ensure that no intentional or inadvertent action is taken by an employee of AIM which is, or appears to be, adverse to the interests of AIM or any of its client accounts, including the defining of standards of behavior for such employees, while at the same time avoiding unnecessary interference with the privacy or personal freedom of such employees; and

   WHEREAS, the members of AIM originally adopted a Code of Ethics ("the Code") on May 1, 1981, and adopted amendments thereto in January 1989, October 1989, April 1991, December 6, 1994 and December 5, 1995, December 10, 1996, and now deem it advisable to update and revise said Code in light of new investment company products developed by AIM and changing circumstances in the securities markets in which AIM conducts business; and

   NOW, THEREFORE, the Boards of Directors of AIM Management and AIM Advisors hereby adopt the following revised Code pursuant to the provisions of Rule 17j-1 under the Investment Company Act of 1940 ("1940 Act"), with the intention that certain provisions of the Code shall become applicable to the officers, directors and employees of AIM.

I. Applicability
   A. The provisions of AIM's Code shall apply to certain officers, directors and employees (as hereinafter designated) of AIM. Unless otherwise indicated, the term "employee" as used herein means: (i) all officers, directors and employees of AIM Advisors and its wholly owned and indirect subsidiaries and (ii) officers, directors and employees of AIM Management who have an active part in the management, portfolio selection, underwriting or shareholder functions with respect to AIM's investment company clients or provide one or more similar services for AIM's non-investment company clients. The term "employee" does not include directors of AIM Management who do not maintain an office at the home office of AIM Management and who do not regularly obtain information concerning the investment recommendations or decisions made by AIM on behalf of client accounts ("independent directors").

    B. The Code shall also apply to any person or entity appointed as a sub-advisor for an AIM investment company client account unless such person or entity has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act; or, in the event that such person or entity is domiciled outside of the United States, has adopted employee standards of conduct that provide equivalent protections to AIM's client accounts. In performing sub-advisory services, such person or entity will be subject to the direction and supervision of AIM, and subject to the policies and control of the Boards of Directors/Trustees of the respective AIM investment company client(s).

II. Interpretation and Enforcement

    A. The Chief Executive Officer of AIM Management shall appoint a Code of Ethics Committee ("Committee"). The Committee shall have the responsibility for interpreting the provisions of the Code, for adopting and implementing Procedures for the enforcement of the provisions of the Code, and for determining whether a violation of the provisions of the Code, or of any such related Procedures has occurred. The Committee will appoint an officer to monitor personal investment activity by "Covered Persons" (as defined in the Procedures adopted hereunder), both before and after any trade occurs and to prepare periodic and annual reports, conduct education seminars and obtain employee certifications as deemed appropriate. In the event of a finding that a violation has occurred requiring significant remedial action, the Committee shall take such action as it deems appropriate on the imposition of sanctions or initiation of disgorgement proceedings. The Committee shall also make recommendations and submit reports to the Boards of Directors/Trustees of AIM's investment company clients.

    B. If a sub-advisor has adopted a code of ethics in accordance with Section 17(j) of the 1940 Act, then pursuant to a sub-advisory agreement with AIM, it shall be the duty of such sub-advisor to furnish AIM with a copy of the following:

       . code of ethics and related procedures of the sub-advisor, and a statement as to its employees' compliance therewith;

       . any statement or policy on insider trading adopted pursuant to Section
         204A under the 1940 Act; and the procedures designed to prevent the misuse of material non-public information by any person associated with such sub-advisor; and

       . such other information as may reasonably be necessary for AIM to report to the Boards of Directors/Trustees of its investment company client account(s) as to such sub-advisor's adherence to the Boards' policies and controls referenced in Section I.B. above.

III.  Procedures Adopted Under the Code

      From time to time, AIM's Committee shall adopt Procedures to carry out the intent of the Code. Among other things, the Procedures require certain new employees to complete an Asset Disclosure Form, a Brokerage Accounts Listing Form and such other forms as deemed appropriate by the Committee. Such Procedures are hereby incorporated into the Code and are made a part of the Code. Therefore, a violation of the Procedures shall be deemed a violation of the Code itself.

IV.   Compliance with Governing Laws, Regulations and Procedures

   A. Each employee shall have and maintain knowledge of and shall comply strictly with all applicable federal and state laws and all rules and regulations of any governmental agency or self-regulatory organization governing his/her actions as an employee.

   B. Each employee shall comply with all laws and regulations, and AIM's prohibition against insider trading. Trading on or communicating material non-public information, or "inside information", of any sort, whether obtained in the course of research activities, through a client relationship or otherwise, is strictly prohibited.

   C. Each employee shall comply with the procedures and guidelines established by AIM to ensure compliance with applicable federal and state laws and regulations of governmental agencies and self-regulatory organizations.
      No employee shall knowingly participate in, assist, or condone any act in violation of any statute or regulation governing AIM or any act that would violate any provision of this Code, or of the Procedures adopted hereunder.

   D. Each employee shall have and maintain knowledge of and shall comply with the provisions of this Code and any Procedures adopted hereunder.

   E. Each employee having supervisory responsibility shall exercise reasonable supervision over employees subject to his/her control, with a view to preventing any violation by such persons of applicable statutes or regulations, AIM's corporate procedures, or the provisions of the Code, or the Procedures adopted hereunder.

   F. Any employee obtaining evidence that an act in violation of applicable statutes, regulations or provisions of the Code or of any Procedures adopted hereunder has occurred shall immediately report such evidence to the Chief Compliance Officer of AIM. Such action by the employee will remain confidential, unless the employee waives confidentiality or federal or state authorities compel disclosure. Failure to report such evidence may result in disciplinary proceedings and may include sanctions as set forth in Section VI hereof.

V. Ethical Standards

   A. Employees shall conduct themselves in a manner consistent with the highest ethical and fiduciary standards. They shall avoid any action, whether for personal profit or otherwise, that results in an actual or potential conflict of interest with AIM or its client accounts, or which may be otherwise detrimental to the interests of the members of AIM or its client accounts./1/

   B. Employees shall act in a manner consistent with their fiduciary obligation to clients of AIM, and shall not deprive any client account of an investment opportunity in order to personally benefit from that opportunity.

   C. Without the knowledge and approval of the Chief Executive Officer of AIM Management, employees shall not engage in a business activity or practice for compensation in competition with the members of AIM. Each employee, who is deemed to be a "Covered Person" as defined in the Procedures adopted hereunder, shall obtain the written approval of AIM
---------------------------
   /1/Conflicts of interest generally result from a situation in which an individual has a personal interest in a matter that is or may be competitive with his or her responsibilities to other persons or entities (such as AIM or its client accounts) or where an individual has or may have competing obligations or responsibilities to two or more persons or entities. In the case of the relationship between a client account on the one hand, and AIM, its officers, directors and employees, on the other hand, such conflict may result from the purchase or sale of securities for a client account and for the personal account of the individual involved or the account of any "affiliate" of such individual, as such term is defined in the 1940 Act. Such conflict may also arise from the purchase or sale for a client account of securities in which an officer, director or employee of AIM has an economic interest. Moreover, such conflict may arise in connection with vendor relationships in which such employee has any direct or indirect financial interest, family interests or other personal interest. To the extent of conflicts of interest between AIM and a vendor, such conflicts must be resolved in a manner that is not disadvantageous to AIM. In any such case, potential or actual conflicts must be disclosed to AIM and the first preference and priority must be to avoid such conflicts of interest wherever possible and, where they unavoidably occur, to resolve them in a manner that is not disadvantageous to a client.

         Management's Chief Executive Officer to participate on a board of directors/trustees of any of the following organizations:

         .  publicly traded company, partnership or trust;

         .  hospital or philanthropic institution;*

         .  local or state municipal authority;* and/or

         .  charitable organization.*

         * These restrictions relate to organizations that have or intend to raise proceeds in a public securities offering.

      In the relatively small number of instances in which board approval is authorized, investment personnel serving as directors shall be isolated from those making investment decisions through AIM's "Chinese Wall" Procedures.

   D. Each employee, in making an investment recommendation or taking any investment action, shall exercise diligence and thoroughness, and shall have a reasonable and adequate basis for any such recommendation or action.

   E. Each employee shall not attempt to improperly influence for such person's personal benefit any investment strategy to be followed or investment action to be taken by the members of AIM for its client accounts.

   F. Each employee shall not improperly use for such person's personal benefit any knowledge, whether obtained through such person's relationship with AIM or otherwise, of any investment recommendation made or to be made, or of any investment action taken or to be taken by AIM for its client accounts.

   G. Employees shall not disclose any non-public information relating to a client account's portfolio or transactions or to the investment recommendations of AIM, nor shall any employee disclose any non-public information relating to the business or operations of the members of AIM, unless properly authorized to do so.

   H. Employees shall not accept, directly or indirectly, from a broker/dealer or other vendor who transacts business with AIM or its client accounts, any gifts, gratuities or other things of more than de minimis value or significance that their acceptance might reasonably be expected to interfere with or influence the exercise of independent and objective judgment in carrying out such person's duties or otherwise gives the appearance of a possible impropriety. For this purpose, gifts, gratuities and other things of value shall not include unsolicited entertainment so long as such unsolicited entertainment is not so frequent or extensive as to raise any question of impropriety.

   I. Employees who are registered representatives and/or principals of AIM shall not acquire securities for an account for which he/she has a direct or indirect beneficial interest in an initial public offering ("IPO") or on behalf of any person, entity or organization that is not an AIM client. All other employees shall not acquire securities for an account for which he/she has a direct or indirect beneficial interest offered in an IPO or on behalf of any person, entity or organization that is not an AIM client account except in those circumstances where different amounts of such offerings are specified for different investor types (e.g., private investors and institutional investors) and such transaction has been pre-cleared by the Compliance Office.

   J. All personal securities transactions by employees must be conducted consistent with this Code and the Procedures adopted hereunder, and in such a manner as to avoid any actual or potential conflicts of interest or any abuse of such employee's position of trust and responsibility. Unless an exemption is available, employees who are deemed to be "Covered Persons" as defined in the Procedures adopted hereunder, shall pre-clear all personal securities transactions in securities in accordance with the Procedures adopted hereunder.

   K. Each employee, who is deemed to be a "Covered Person" as defined in the Procedures adopted hereunder, (or registered representative and/or principal of AIM), shall refrain from engaging in personal securities transactions in connection with a security that is not registered under
      Section 12 of the Securities Act of 1933 (i.e., a private placement security) unless such transaction has been pre-approved by the Chief Compliance Officer or the Director of Investments (or their designees).

   L. Employees, who are deemed to be "Covered Persons" as defined in the Procedures adopted hereunder, may not engage in a transaction in connection with the purchase or sale of a security within seven calendar days before and after an AIM investment company client trades in that same (or equivalent) security unless the de minimis exemption is available.

   M. Each employee, who is deemed to be a "Covered Person" as defined in the Procedures adopted hereunder, may not purchase and voluntarily sell, or sell and voluntarily purchase the same (or equivalent) securities of the same issuer within 60 calendar days unless such employee complies with the disgorgement procedures adopted by the Code of Ethics Committee. Subject to certain limited exceptions set forth in the related Procedures, any transaction under this provision may result in disgorgement proceedings for any profits received in connection with such transaction by such employee.

VI. Sanctions

     Employees violating the provisions of AIM's Code or any Procedures adopted hereunder may be subject to sanctions, which may include, among other things, restrictions on such person's personal securities transactions; a letter of admonition, education or formal censure; fines, suspension, re-assignment, demotion or termination of employment; or other significant remedial action. Employees may also be subject to disgorgement proceedings for transactions in securities that are inconsistent with Sections V.L. and V.M. above.

VII. Additional Disclosure

     This Code and the related Procedures cannot, and do not, cover every situation in which choices and decisions must be made, because other company policies, practices and procedures (as well as good common sense) and good business judgment also apply. Every person subject to this Code should read and understand these documents thoroughly. They present important rules of conduct and operating controls for all employees. Employees are also expected to present questions to the attention of their supervisors and to the Chief Compliance Officer (or designee) and to report suspected violations as specified in these documents.

                                               For the Boards of Directors:
                                               The AIM Management Group

                                             by:
                                           ----------------------------------
                                                     Charles T. Bauer

                                           ----------------------------------
                                                          Date


                                  Personal Security Trades Pre-Clearance & Reporting Requirements     [Logo]
                                                         Covered Employees

_________________________________________________________________________________________________________________________________
                                                                                              Duplicate
                                                                     Pre-Clearance          Confirmation      Subject to 60-Day
Security Type                                                          Required?              Required?      Trading Prohibition?
=================================================================================================================================
AMVESCAP stock and options                                                Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________
Closed-end mutual funds and UITs (whether or not managed or
 distributed by an AMVESCAP PLC Company)                                  Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________
Corporate bonds (U.S. and foreign), including convertible
 bonds                                                                    Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________
Equity securities (U.S. and foreign), including ADRs, GDRs,
 common and preferred stock, and options on such securities               Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________
Futures contracts or commodities contracts                                No                     Yes                  No
_________________________________________________________________________________________________________________________________
Futures or options on a stock market index, foreign
 currency, or commodity                                                   No                     Yes                  No
_________________________________________________________________________________________________________________________________
Government (foreign) securities                                           Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________
Government (U.S.) securities                                              No                     No                   No
_________________________________________________________________________________________________________________________________
Limited partnerships                                                      Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________
Money market instruments (e.g., BAs, CDs, TDs, repos, etc.)               No                     No                   No
_________________________________________________________________________________________________________________________________
Municipal bonds                                                           Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________
Open-end mutual funds and UITs (e.g., SPDRs, WEBS, etc.),
 whether or not managed or distributed by an AMVESCAP PLC
 Company                                                                  No                     No                   No
_________________________________________________________________________________________________________________________________
Restricted securities issued by public companies                          Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________
Rights and warrants (U.S. and foreign)                                    Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________
Unregistered or private placement securities (including
hedge funds)                                                              Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________
Variable annuities, variable life products or other similar
 unit-based insurance products issued by insurance company
 separate accounts                                                        No                     No                   No
_________________________________________________________________________________________________________________________________
HOLDRs set up under Depositary Trust Agreement (Internet
 HOLDRs, Biotech HOLDRs, etc.)                                            Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________


                                  Personal Security Trades Pre-Clearance & Reporting Requirements     [Logo]
                                                         Covered Employees

_________________________________________________________________________________________________________________________________
                                                                                              Duplicate
                                                                     Pre-Clearance          Confirmation      Subject to 60-Day
Security Type                                                          Required?              Required?      Trading Prohibition?
=================================================================================================================================
401(k) Plan exchanges/liquidations                                        No                     Yes                  No
_________________________________________________________________________________________________________________________________
                                                                      Initial-Yes
Automatic Investment Plans                                           Subsequent-No               Yes                  No
_________________________________________________________________________________________________________________________________
Dividend re-investment plans (DRIPs) - purchases                          No                     Yes                  No
_________________________________________________________________________________________________________________________________
Dividend re-investment plans (DRIPs) - redemptions                        Yes                    Yes                  No
_________________________________________________________________________________________________________________________________
Employee stock ownership plans (ESOPs) - purchases and
 redemptions                                                              No                     No                   No
_________________________________________________________________________________________________________________________________
Exercise of rights or warrants                                            Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________
Gifting/Donating securities (transfer of beneficial
 ownership)                                                               No                     Yes                 N/A
_________________________________________________________________________________________________________________________________
IPOs (if/when permitted)                                                  Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________
Short sales                                                           Prohibited             Prohibited              N/A
_________________________________________________________________________________________________________________________________
Short-term trading (if/when permitted)                                    Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________
Stock splits                                                              No                     Yes                 N/A
_________________________________________________________________________________________________________________________________
Tenders/Puts/Conversions (Mandatory)                                      No                     Yes                 N/A
_________________________________________________________________________________________________________________________________
Tenders/Puts/Conversions (Voluntary)                                      Yes                    Yes                 Yes
_________________________________________________________________________________________________________________________________

[LOGO OF AIM FUNDS APPEARS HERE]

                                   Exhibit E

             Pre-Clearance of Personal Securities Transactions

Instructions:  Please submit this completed form to the Code of Ethics Officer for processing.
____________________________________________________________________________________________________________________________________
Personal Information
____________________________________________________________________________________________________________________________________
Name:
____________________________________________________________________________________________________________________________________
Employee Number:
____________________________________________________________________________________________________________________________________
Department:
____________________________________________________________________________________________________________________________________
Phone Number:
____________________________________________________________________________________________________________________________________
Trade Information - Part 1
____________________________________________________________________________________________________________________________________
Name of Issuer/Security:
____________________________________________________________________________________________________________________________________
CUSIP Number and TICKER Symbol:
____________________________________________________________________________________________________________________________________
Transaction Type (Buy/Sell/Short Sale/Cover Short):
____________________________________________________________________________________________________________________________________
Security Type (common, option, bond, etc.)
____________________________________________________________________________________________________________________________________
Quantity (specify Par/Shares/Contracts):
____________________________________________________________________________________________________________________________________
Date by which proposed transaction is to be completed:
(Must be within 10 calendar days of request date for De Minimis Exemptions, and within 1 calendar day for all others.)
____________________________________________________________________________________________________________________________________
Name of broker/dealer to provide duplicate confirmation to Compliance Office:
____________________________________________________________________________________________________________________________________
Note: If this is your first trade, Please List your Network Login I.D. and E-Mail Address:
____________________________________________________________________________________________________________________________________
   Yes        No      Trade Information - Part 2
____________________________________________________________________________________________________________________________________
                      Will this security be purchased during the company's initial public offering (IPO) period?
------------------------------------------------------------------------------------------------------------------------------------
                      Are different classes of this security being offered in this IPO? (If YES, please attach supporting documentation)
------------------------------------------------------------------------------------------------------------------------------------
                      Are you an NASD registered rep or principal?
____________________________________________________________________________________________________________________________________
                      Is this security on AIM's Restricted List?
____________________________________________________________________________________________________________________________________
                      De Minimis Exemption requested? (If YES, please attach backup documentation to support market capitalization of issuer )
------------------------------------------------------------------------------------------------------------------------------------
                      Has a De Minimis Exemption been granted for a trade in this security within the last 30 calendar days?
____________________________________________________________________________________________________________________________________
                      Is this an unregistered or private placement security?
____________________________________________________________________________________________________________________________________
                      Have you executed an opposite trade involving this security within the last 60 days?
____________________________________________________________________________________________________________________________________
                      Do any of the client accounts for which you provide investment advice hold any securities of this issuer?
------------------------------------------------------------------------------------------------------------------------------------
                      Have you considered any securities of this issuer for purchase by any client accounts for which you provide investment advice within the last 7 calendar days?
------------------------------------------------------------------------------------------------------------------------------------
                      Are you aware of any potential trades in this security by any client account?
____________________________________________________________________________________________________________________________________
Employee Certification
____________________________________________________________________________________________________________________________________


I have read AIM's Code of Ethics and related Procedures and I believe that this transaction complies with AIM's Code and related
Procedures. To my knowledge, my execution of this trade will not violate any federal, state or firm rules or regulations. If circumstances change I will immediately notify the Code of Ethics Officer. To the best of my knowledge, no AIM client account is considering the purchase or sale of the same (or equivalent) securities of this issuer.

I understand that if an AIM client account trades in this same (or equivalent) security within 7 calendar days after my trade, I may be required to unwind or reverse this transaction and disgorge profits, if any. I will execute this trade within 1 business day of receiving approval from the Compliance Office, and within 10 calendar days if a De Minimis Exemption was granted.


Signature:                                                                          Date:
____________________________________________________________________________________________________________________________________

                                         Pre-Clearance of Personal Securities Transactions
                                   (To be completed by the Compliance Office and Trading Desk.)

                                   Exhibit E

____________________________________________________________________________________________________________________________________
Security Information
____________________________________________________________________________________________________________________________________
CUSIP Number or TICKER Symbol:
____________________________________________________________________________________________________________________________________
Issuer/Security Name:
____________________________________________________________________________________________________________________________________



____________________________________________________________________________________________________________________________________
Investments Department Review
____________________________________________________________________________________________________________________________________
                      Do any AIM client accounts currently hold this (or an equivalent) security?
____________________________________________________________________________________________________________________________________
                      Have any transactions involving this (or an equivalent) security been made in any AIM client account within the last 7 calendar days?
____________________________________________________________________________________________________________________________________
                      Are there any pending or anticipated transactions by any AIM client account involving this (or an equivalent)
                      security?
____________________________________________________________________________________________________________________________________
Reviewed By:                                                                                                   Date:
____________________________________________________________________________________________________________________________________



____________________________________________________________________________________________________________________________________
Compliance Office Review
____________________________________________________________________________________________________________________________________
De Minimis Exemption Granted -- YES or NO?
____________________________________________________________________________________________________________________________________
Request AUTHORIZED/DENIED by:                                       Date:
____________________________________________________________________________________________________________________________________
Reviewed By:                                                                            Date:
____________________________________________________________________________________________________________________________________
Comments:




____________________________________________________________________________________________________________________________________

Page ____ of ____                                                      EXHIBIT F

                                                   (PRIVILEGED AND CONFIDENTIAL)
====================================================================================================================================
                                                    BROKERAGE ACCOUNTS LISTINGS

                                               (PLEASE PRINT LEGIBLY ON THIS FORM.)
Employee Name:________________________________________________________                   [LOGO OF AIM FUNDS APPEARS HERE]

Date:_________________________________________________________________

Department / Phone No. _______________________________________________

Employee Number:______________________________________________________
I have a financial interest** in the following accounts that are held at the following broker/dealers, companies or other institutions:

____________________________________________________________________________________________________________________________________
                                       Name & Address:  Broker/Dealers, Companies                            Account Registration
Name of Registered Representative                or Other Institutions               Account Number    (i.e., Jt Ten, JTWROS, UGTMA)
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

                                        (USE REVERSE SIDE TO ENTER ADDITIONAL INFORMATION.)

I have identified above all applicable brokerage, company and other institutional accounts in which I have a direct or indirect beneficial ownership interest.
I understand that I must contact the Code of Ethics Officer at the time an account is closed and/or new account is opened.

Signature of Employee:________________________________________________

**Securities in which you have a financial interest include, for example, your own securities held in a brokerage account as well as securities in accounts of your spouse or minor children, adults living in your home and securities in trusts for which you are a trustee or in which you have a financial interest. Please call the Code of Ethics Officer if you are not sure that you have a financial interest in a brokerage account.
====================================================================================================================================

Page ____ of ____                                                      EXHIBIT F

====================================================================================================================================
                                       Name & Address:  Broker/Dealers, Companies
Name of Registered Representative                or Other Institutions                  Account Number       Account Registration
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

====================================================================================================================================

Page __ of __                                                          EXHIBIT H

                         (PRIVILEGED AND CONFIDENTIAL)
================================================================================
             Employee Report of Holdings in Reportable Securities
 Initial / Annual Disclosure of Personal Securities Holdings (Holdings Report)
--------------------------------------------------------------------------------
(Please print legibly on this form)

                                              [LOGO OF AIM FINDS APPEARS HERE]
Date:______________________________________

Employee Name:___________________________

List each security only once even if held in multiple accounts (i.e., Trusts, Jt Ten, JTWROS, UGTMA's, etc.)

I have a financial interest** in the following reportable securities:
========================== =====================================================
 Type of Security (i.e.,
 common, preferred, debt)                   Name of Security
-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------
              (USE REVERSE SIDE TO ENTER ADDITIONAL INFORMATION.)

I have identified above, all securities in which I have a direct or indirect beneficial ownership interest. I understand that I must contact the Senior Compliance Officer at the time an account is closed and/or new account is opened.

**Securities in which you have a financial interest include, for example, your own securities held in a brokerage account as well as securities in accounts of your spouse or minor children, adults living in your home and securities in trusts for which you are trustee or in which you have a financial interest and accounts over which you have influence or control. Please call the Chief Compliance Officer, if you are unsure if you have a beneficial ownership interest in a brokerage account.

================================================================================

Page __ of __                                                          EXHIBIT H

========================== =====================================================
 Type of Security (i.e.,
 common, preferred, debt)                   Name of Security
-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------

========================== =====================================================

                                                                       EXHIBIT I

[LOGO OF AIM FUNDS APPEARS HERE]

      Delegated Discretionary Account Request for Pre-Clearance Exemption

Instructions: Please submit this completed form, along with an executed (signed) copy of the investment advisory agreement, to the Code of Ethics Officer for processing.

--------------------------------------------------------------------------------
Personal Information
--------------------------------------------------------------------------------
Name:                                                 Employee Number:
--------------------------------------------------------------------------------
Department:                                           Cost Center:
--------------------------------------------------------------------------------
Delegated Discretionary Account Information
--------------------------------------------------------------------------------
Account Registration:

--------------------------------------------------------------------------------
Name of Party with Investment Discretion:

--------------------------------------------------------------------------------
Broker Name:                                          Account Number:

--------------------------------------------------------------------------------
Employee Certification
--------------------------------------------------------------------------------
I have beneficial ownership interest in this Covered Account, but investment decisions are made by an independent fiduciary who is authorized by written contract to make all investment decisions without discussing such decisions with me.

I certify that I have not and will not discuss any potential investment decisions with the independent fiduciary with discretion over this Covered Account. I am fully aware that I must continue to abide by AIM's Code of Ethics and related Procedures, and accordingly, I have informed my investment advisor of AIM's trading policies and restrictions.

I have updated my brokerage accounts information on file in the Compliance Office to include the broker/dealer executing trades for this Covered Account and have made arrangements for duplicate broker confirmations and monthly/quarterly statements to be sent to the Code of Ethics Officer.

Signature:                                               Date:
--------------------------------------------------------------------------------
Investment Advisor Certification
--------------------------------------------------------------------------------
I certify that I have not and will not discuss any potential investment decisions for the Covered Account listed above prior to or after any transactions for such account. Further, I have been informed of AIM's trading policies and restrictions for this Covered Account.

Signature:                                               Date:
--------------------------------------------------------------------------------
Compliance Office Review
--------------------------------------------------------------------------------
Request AUTHORIZED/DENIED by:                            Date:
--------------------------------------------------------------------------------
Position:
--------------------------------------------------------------------------------
Comments:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                       EXHIBIT J

[LOGO OF AIM FUNDS APPEARS HERE]

     Pre-Clearance of Private Placement Investments and Transaction Report

Instructions: Please submit this completed form, along with a current offering circular (or similar document), to the Code of Ethics Officer for processing.

------------------------------------------------------------------------------------------------------------------------------------
Personal Information
------------------------------------------------------------------------------------------------------------------------------------
Name:                                                           Employee Number:
------------------------------------------------------------------------------------------------------------------------------------
Department:                                                     Cost Center:
------------------------------------------------------------------------------------------------------------------------------------
Private Placement Information
------------------------------------------------------------------------------------------------------------------------------------
Issuer Name/Security Description:

------------------------------------------------------------------------------------------------------------------------------------
Planned Date of Investment:                                     Investment Amount:

------------------------------------------------------------------------------------------------------------------------------------
Your Relationship to this Company:                              Percentage of Company Owned Following this Investment:

------------------------------------------------------------------------------------------------------------------------------------
Are you aware of any known relationship between the Company and any AMVESCAP Company? If yes, please describe:

------------------------------------------------------------------------------------------------------------------------------------
Are/will you be a member of the Board of Directors?             If so, position held:

------------------------------------------------------------------------------------------------------------------------------------
Senior Officers of the Company:

------------------------------------------------------------------------------------------------------------------------------------
How did you learn of this private placement opportunity?

------------------------------------------------------------------------------------------------------------------------------------
Additional information:



------------------------------------------------------------------------------------------------------------------------------------
Employee Certification
------------------------------------------------------------------------------------------------------------------------------------
I am fully aware that I must continue to abide by AIM's Code of Ethics and related Procedures. To my knowledge, I will not be violating any federal, state or firm rules or regulations, and if circumstances change I will immediately notify the Code of Ethics
Officer. Further, I believe that:

(1) the above security is not a suitable investment for any AIM Funds or private accounts;
(2) an investment in the above security is unique to the circumstances of the undersigned;
(3) an investment in the above security does not involve employment at AIM as a consideration by the offeree; and
(4) no overreaching will or could occur as a result of this investment.

I will notify the Code of Ethics Officer immediately upon learning that this company is proposing to engage in a public securities offering. This document will also act as my trade confirmation. In the event I decide not to participate in this private placement,
I will promptly notify the Code of Ethics Officer.

Signature:                                                                             Date:
------------------------------------------------------------------------------------------------------------------------------------
Compliance Office Review
------------------------------------------------------------------------------------------------------------------------------------
Request AUTHORIZED/DENIED by:                                                          Date:
------------------------------------------------------------------------------------------------------------------------------------
Position:
------------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT K

[LOGO FOR AIM FUNDS APPEARS HERE]

                     INVESTMENT CLUB PARTICIPATION REQUEST

Instructions: Please submit this completed form, along with a current brokerage statement of the Investment Club's security holdings, to the Code of Ethics Officer for processing.

--------------------------------------------------------------------------------
Personal Information
--------------------------------------- ----------------------------------------
Name:                                    Employee Number:
--------------------------------------- ----------------------------------------
Department:                              Cost Center:
--------------------------------------- ----------------------------------------
Investment Club Information
--------------------------------------------------------------------------------
Name of Investment Club:
--------------------------------------------------------------------------------
Principals of Investment Club:
--------------------------------------- ----------------------------------------
Are you a member of the board of         Do you control any of the investment
directors?                               decisions?
--------------------------------------- ----------------------------------------
Do you make individual investment        Are you involved in subsidizing the
recommendations?                         Club?
--------------------------------------- ----------------------------------------
Employee Certification
--------------------------------------------------------------------------------

I am fully aware that I must continue to abide by AIM's Code of Ethics and related Procedures, and accordingly, I have informed the Investment Club of AIM's trading policies and restrictions. I have updated my brokerage accounts information on file in the Compliance Office to include the broker/dealer executing trades for this investment club. Further, I will direct this investment club to send duplicate broker confirmations to the Code of Ethics Officer.



Signature:                                                 Date:
--------------------------------------------------------------------------------
Compliance Office Review
--------------------------------------------------------------------------------
Request AUTHORIZED/DENIED by:                              Date:
--------------------------------------------------------------------------------
Position:
--------------------------------------------------------------------------------
Comments:









--------------------------------------------------------------------------------

                           THE AIM MANAGEMENT GROUP

             Rules And Procedures Adopted Under The Code Of Ethics
                        (As Revised September 23, 2000)


I.   Introduction

     These rules and procedures (collectively, "Procedures") have been adopted by the Code of Ethics Committee of the AIM Management Group (which consists of AIM Management Group Inc., AIM Advisors, Inc. and their wholly owned and indirect subsidiaries) to carry out the intent of the Code of Ethics ("Code") of AIM, and are incorporated by reference into and made a part of AIM's Code. The Code has been approved by the Boards of Directors of AIM Management Group Inc. ("AIM Management"), AIM Advisors, Inc. ("AIM Advisors") and by each of the Boards of Directors/Trustees of the AIM Funds.

     A.  Code of Ethics Committee

         1. The following officers of AIM are members of the Code of Ethics
            Committee:

            .  Members of the Office of the Chief Executive
            .  Director of Investments
            .  Director of Legal and Compliance
            .  Chief Compliance Officer
            .  Chief Equity Officer

         2. The Committee has the following responsibilities:

            .  to establish the requirements of the Code and these Procedures;
            .  to interpret the provisions of the Code and these Procedures;
            . to determine whether violations of the Code or these Procedures have occurred;
            . to determine the nature of any sanctions that may be imposed against employees for violations of the Code or these Procedures; and
            . to report to the Board of Directors of AIM and Boards of Directors/Trustees of AIM's investment company client accounts.

         3. The Committee meets no less frequently than annually to review the provisions of the Code and these Procedures. The Chief Compliance Officer calls other meetings of the Committee when he believes that a possible violation of the Code or these Procedures has occurred or that the Committee should meet for other purposes, such as to consider changes to the Code or to these Procedures. A majority of the members of the Committee will constitute a quorum, provided that either the Chief Executive Officer or other senior officer who is a member of the Chief Executive's Office must be present in order to have a quorum. A majority of the members present at a meeting constitutes the vote required for any action taken by the Committee. Special meetings of the Committee may be called by any member of the Committee to discuss matters that are deemed to warrant immediate attention.

II.  Applicability

     These Procedures apply to certain officers, directors and employees of AIM. Any questions regarding the Code or these Procedures should be referred to the Chief Compliance Officer (or designee) or the General Counsel of AIM.

III. Prohibitions

     The Code of Ethics Committee has determined that the following courses of conduct are prohibited for all employees:

     A. Insider Trading

        AIM forbids any employee from trading, either personally or on behalf of others (including client accounts managed by AIM), on material non-public information or communicating material non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading". This policy applies to every person subject to the Code and extends to activities within and outside their duties at AIM. See Section IV.B. for more information on "insider trading".

     B. Disclosure of Confidential Information

        Except in the ordinary course of assigned duties, employees may not disclose to any non-employee or any party unrelated to AIM, information concerning particular securities that are held or being considered for purchase or sale by client accounts, any information concerning client accounts or any other information deemed confidential by AIM.

     C. Trading in Securities on AIM's Restricted List

        Employees are prohibited from engaging in any personal securities transactions in a security on AIM's Restricted List. See Section IV.C.7.A(1) for more information on this prohibition.

     D. Solicitation or Acceptance of Gifts and Gratuities

        Except as noted below, an employee may not solicit or accept from a broker/dealer or other vendor that transacts business with AIM or its client accounts, any gifts or gratuities or other things of value. For this purpose, gifts and gratuities and other things of value do not include unsolicited entertainment (including meals or tickets to cultural or sporting events) so long as such unsolicited entertainment is not so frequent or extensive as to raise any question of impropriety. An employee may not accept unsolicited gifts or other things of value of more than de minimis value from any person or entity that does business with or on behalf of an AIM investment company client account. In any such case, the value may not exceed $100 per giver per year.

     E. Independent Practice for Compensation

        Employees may not undertake a business activity or practice for compensation that is in competition with AIM unless they have received the written consent of the Chief Executive Officer of AIM Management. For this purpose, "business activity or practice" includes any service that AIM currently makes available for compensation. In addition, Covered Persons (as defined in Section IV.C. herein) are prohibited from serving on the board(s) of directors/trustees of certain organizations without prior written approval from AIM's Chief Executive Officer (see
        Section V.C. of the Code). In the relatively small number of instances in which board service is authorized, employees serving as directors normally should be isolated from those making investment decisions through "Chinese Wall" or other procedures.

        Employees must also avoid any action, whether for personal profit or otherwise, that results in an actual or potential conflict of interest with AIM or its client accounts, or that may be otherwise detrimental to the interest of the members of AIM or its client accounts. Such conflict may also arise from the purchase and sale for a client account of securities in which an officer, director or employee of AIM has an economic interest. Moreover, such conflict may arise in connection with vendor relationships in which such employee has any direct or indirect financial interest, family interests or other personal interest. Such conflicts must be resolved in favor of the AIM client, or if a vendor, in favor of AIM.

     F. Depriving Client Accounts of Investment Opportunities

        The failure of an employee to recommend an investment opportunity to, or to purchase an investment opportunity for, a client account in order to obtain a personal benefit is considered a course of conduct that deprives a client account of an investment opportunity. Therefore, such conduct is considered to be a violation of Section V.B. of the Code. An example of this type of prohibited conduct is to effect a personal transaction in a security and to intentionally fail to recommend, or to fail to effect, a suitable client account transaction in such security in order to avoid the appearance of a conflict of interest.

     G. "Scalping" or "Front-Running"

        Employees may not acquire or dispose of financial interest in a security if such acquisition or disposition is based upon the employee's knowledge of actions already taken, being taken or being considered by AIM on behalf of any of its client accounts. Such prohibited conduct is considered to violate one or more of Sections V.A., V.B. and V.F. of the Code. Examples of this type of prohibited conduct include:

        . to gain a personal financial interest, an employee uses knowledge of a future purchase of a security by a client account and buys the security or acquires financial interest in the security before the client account buys the security; or

        . to gain a personal financial interest, an employee uses knowledge of a future sale of a security by a client account and sells the security for any account with respect to which the employee has a financial interest before the client account sells the security (e.g., the employee sells short a security based on knowledge of a future sale of the security by a client account).

IV.  AMVESCAP Group Policies Governing Employee Securities Transactions

     A.  Core Principles (All Employees)

         1. Employees have a duty to serve the best interests of clients and not to engage in conduct that is in conflict with such interests.

         2. Employees are prohibited from mis-using "inside information".

         3. Employees are permitted to acquire shares of AMVESCAP PLC ("AMVESCAP") through authorized share purchase schemes (including the AMVESCAP International Sharesave Plan) and otherwise in a manner consistent with applicable law.

         4. Employees are encouraged to invest in mutual funds, unit trusts and other collective investment vehicles sponsored by subsidiaries of AMVESCAP.

         5. Subject to certain exceptions set forth in these Group Policies, employees are permitted to invest in other securities if they observe applicable laws and regulations and both the letter and spirit of these Group Policies.

         6. Less strict standards than those set forth in these Group Policies are generally discouraged and exceptions will be permitted only on a "case-by-case" basis and only where such exceptions are permitted by applicable law and are not inconsistent with these Core Principles.

     B.  Prohibition Against Insider Trading (All Employees)

         1. Terms and Definitions - As used in this Section IV.B., certain key terms have the following meanings:

            A. "Insider" - The concept of "Insider" is broad, and includes at a minimum all directors, officers and employees of a company. Directors, officers and employees of

               AMVESCAP and its subsidiary companies are deemed to be Insiders of AMVESCAP. In addition, any person may be a temporary Insider if he/she enters into a special, confidential relationship with a company in the conduct of its affairs and, as a result, has access to non-public information developed for the company's purposes. Thus, any person associated with AMVESCAP or any of its subsidiaries may become a temporary Insider of a company that is advised by a subsidiary or for which a subsidiary performs other services. Temporary Insiders of a company may also include, for example, its attorneys, accountants, consultants and other agents, or employees of its bank lenders and major customers.

            B. "Insider Trading" - While the law concerning "Insider Trading" is not static, it generally includes: (1) trading by an Insider while in possession of Material or Market/Price Sensitive Non-Public Information; (2) trading by non-insiders while in possession of Material or Market/Price Sensitive Non-Public Information either improperly obtained by the non-insider or disclosed to the non-insider by an Insider in violation of the Insider's duty to keep it confidential; and (3) communicating Material or Market/Price Sensitive Non-Public Information to others.

            C. "Material Information" (U.S. terminology) and "Market or Price
               Sensitive Information" (U.K. terminology) - These terms generally include (1) any information that a reasonable investor would likely consider to be important to making an investment decision; and (2) any information that is reasonably certain to have a substantial effect on the price of a company's securities. Examples of Material or Market/Price Sensitive Information include (but are not limited to) changes in dividends or dividend policy, earnings estimates or changes in previously released earnings estimates, developments concerning significant merger or acquisition proposals, developments in major litigation, and significant changes in management.

            D. "Non-Public Information" - Information is "non-public" until it has been effectively communicated to the market and the market has had time to "absorb" the information. For example, information found in a report filed with the Securities and Exchange Commission, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of
                         -----------------------
               general circulation would be considered public.

         2. General Prohibition - All Directors, officers and employees (including contract employees and part-time personnel) of AMVESCAP, its subsidiaries and affiliated companies worldwide, are prohibited from engaging in Insider Trading. This prohibition applies to both personal and client accounts.

         3. Reporting Obligation - Any Director, officer or employee (including any contract or part-time employee) who possesses or believes that he/she may possess Material or Market/Price Sensitive Non-Public Information about any issuer of securities must report the matter immediately to the Chief Compliance Officer (or designee), who will review the matter and provide further instructions as to the appropriate handling of the information.

     C.  Policies and Procedures Governing Personal Securities Transactions

         1. Covered Persons - The policies and procedures set forth in this
            Section IV.C. apply to Directors, officers and employees of AMVESCAP, its subsidiaries and affiliated companies ("AMVESCAP Companies"), who are deemed to be "Covered Persons" as defined herein. The term "Covered Persons" includes all such Directors, officers and employees except those who have been determined to be "Exempt Persons" by the Code of Ethics Committee.

         2. Exempt Persons - An "Exempt Person" must meet each of the following criteria:

            A. Work in a position that is unrelated to any AMVESCAP Company's investment management, investment policy or investment strategy activities and who has no day-to-day access to information on current investment strategy, portfolio holdings and portfolio transactions;

            B. Demonstrate lack of day-to-day access to such information by factors such as physical separation (e.g. employment in a facility physically separated from the locations where investment-related activities occur) and lack of access to computer systems that could provide access to current portfolio information; and

            C. Annually sign a statement to the effect that such person has no actual access to such information, and that if he/she comes into contact with such information he/she will promptly notify the Chief Compliance Officer (or designee) who will determine, based on a review of the employee's circumstances, whether he/she may continue to be designated as an "Exempt Person" (see Exhibit D).

               However, should an Exempt Person come into possession of information regarding Fund trades, Fund strategy, or client account activity, such person will be deemed to be a Covered Person immediately and the employee's Exempt status will be deemed void immediately.

         3. General Policy

            A. Covered Persons may not engage in personal securities
               transactions that create an actual or potential conflict of interest with client trading activity. Thus, Covered Persons have a fiduciary responsibility to ensure that all client trading activity in a security is completed before engaging in personal securities transactions in the same security.

            B. For purposes of this Section IV.C. the term "personal securities transaction" includes any transaction by a Covered Person for a "Covered Account". A Covered Account is defined as any account:

               (1) in which a Covered Person has a direct or indirect financial interest; or

               (2) over which such Covered Person has direct or indirect control over the purchase or sale of securities.

               Such Covered Accounts may include, but are not limited to, accounts of a spouse, minor child, relative, friend, or personal business associate. (See Exhibit C for examples of Covered Accounts.)

         4. Pre-clearance Requirements

            A. General Requirements -

               (1) A Covered Person may not engage in a personal securities transaction unless it has been pre-cleared by the Code of Ethics Officer following a determination that the transaction does not give rise to an actual or potential conflict of interest with client activity in the same security. This determination will not be made, and pre-clearance will not be given, if there has been a client account transaction in the same, or equivalent, security within seven (7) calendar days of the proposed personal securities transaction (the "7"-Day Rule"). An equivalent security means a security that (1) is convertible into another security or (2) gives its holder the right to purchase another security of the same issuer. For example, a bond or preferred stock may be convertible into another security of the same issuer, or an option or warrant may give the holder the right to purchase stock of the same issuer. ADR and EDR shares are considered equivalent to their corresponding foreign shares.

               (2) Subject to oversight by the Code of Ethics Committee, the Chief Compliance Officer (or designee) has responsibility for setting the policy for determining which client accounts will be matched against each Covered Person's personal securities transactions.

               (3) The pre-clearance requirements and procedures set forth in this Section IV.C.4. apply to personal securities transactions in any security that is not the subject of an exception set forth in Section IV.C.6. below, and specifically apply to transactions in shares of AMVESCAP and to transactions in shares of closed-end investment companies and closed-end investment trusts managed by an AMVESCAP company.

               (4) In the case of personal securities transactions involving the purchase or sale of an option on an equity security, the Code of Ethics Officer (or designee) will determine whether to authorize the transaction by matching the pre-clearance request against client account activity in both the option and the underlying security. This determination will not be made, and pre-clearance will not be given, if there has been a client account transaction in either the option or the underlying security within 14 calendar days of the proposed personal securities transaction. Employees should remember that pre-clearance is required for both the opening and closing transaction.

               (5) Employees should be aware of the additional risks that can result from engaging in certain transactions. For example, if an opening options transaction is approved, the closing options transaction can be disapproved or delayed in certain cases due to actual or apparent conflicts of interest or competing obligations that arise after the time the employee's opening transaction was approved. Also, holders of non-investment grade corporate bonds could find it difficult to liquidate such bonds if a security is thinly traded or when the issuer is faced with bankruptcy proceedings.

               (6) It is the responsibility of the Code of Ethics Officer (or designee), following authorization of a personal securities transaction, to monitor client account activity in the same security for the following seven (7) calendar days to determine whether the appearance of a conflict is present, either in conjunction with a particular transaction or as the result of a pattern of trading activity. In such situations, the Code of Ethics Officer may recommend that additional action be taken (such as disgorgement of profits).

            B. Pre-Clearance Procedures -

               (1) All Covered Persons must obtain written approval from the Code of Ethics Officer (or designee) prior to executing a personal securities transaction in a Covered Account.

               (2) Covered Persons seeking pre-clearance of personal securities transactions must complete Part I of the Pre-Clearance Form (see Exhibit E) and submit the form to the Code of Ethics Officer (or designee). Employees who are not located at the home office of AIM Management should fax the completed form to the Code of Ethics Officer (or designee).

               (3) Upon completion of the review process, the Code of Ethics Officer (or designee) will time-stamp the completed pre-clearance form and indicate whether the trade is authorized or denied. The Covered Person will then be notified as to the status of his/her request.

               (4) All authorized personal securities transactions must be executed within 36 hours following the date of approval. If the trade is not executed within this time period, a new pre-clearance request must be submitted to the Code of Ethics Officer (or designee).

            C. De Minimis Exemption - A pre-clearance request relating to a proposed personal securities transaction involving 2,000 or fewer shares (or 20 or fewer contracts, in the case of options) of an issuer that has at least US $1 billion (or non-U.S. currency equivalent) in market capitalization will not be subject to the 7-Day Rule or other provisions of Section IV.C.4., provided

               (1) that any pre-clearance approval given for such transaction is valid for ten (10) calendar days only; and

               (2) no Covered Persons may request this De Minimis Exemption more than once every 30 calendar days for any particular security.

         5. Reporting Requirements

            A. Initial Reports - Within 10 days of employment, or within 10 days of becoming a Covered person, each Covered Person must provide a complete list of all of his/her Covered Accounts (see Exhibit F) and a list of all securities holdings in such Covered Accounts (see Exhibit H) to the Code of Ethics Officer (or designee). Within 30 days of employment, or immediately following NASD registration, whichever comes first, registered representatives/principals of AIM must also provide a complete list of all Covered Accounts (see Exhibit F) to the Code of Ethics Officer (or designee).

            B. Reports of Trade Confirmations - Within (ten) 10 calendar days of settlement of each personal securities transaction, the Covered Person (or registered representative/principal of AIM) engaging in the transaction must file or cause to be filed with the Code of Ethics Officer (or designee) a duplicate copy of the broker/dealer confirmation for such transaction. In those cases where broker/dealer confirmations are not available, employees are required to furnish a completed Transaction Report (see Exhibit G) to the Code of Ethics Officer within ten (10) calendar days of settlement.

            C. Annual Update and Certification - By March 1st of each year, each
               Covered Person must file with the Code of Ethics Officer (or designee) an annual account statement that lists, as of December 31 of each year, all Covered Accounts of such Covered Person (see Exhibit F) and all securities holdings of such Covered Accounts (see Exhibit H). This information must be 30 days current or more recent information should be submitted. Further, all employees must execute and provide the Code of Ethics Officer (or designee) with an annual certificate of compliance with the Code and related Procedures and any other personal trading policies then in effect that apply to such employees, as discussed in Section V.A. below (see Exhibit L).

            6. Exceptions to Pre-Clearance and Reporting Requirements

               A. Personal securities transactions in the following securities are not subject to either the pre-clearance requirements or the reporting requirements set forth in this Section IV.C.:

                  (1) Open-end mutual funds and open-end unit investment trusts (whether or not managed or distributed by an AMVESCAP Company);

                  (2) Variable annuities, variable life products and other similar unit-based insurance products issued by insurance companies and insurance company separate accounts.

                  (3)  U.S. (Federal) Government securities, and

                  (4) Money market instruments (as defined by the Chief Compliance Officer).

               B. Independent Directors - Personal securities transactions of
                  Independent Directors of AMVESCAP are not subject to either the pre-clearance or reporting requirements set forth in this
                  Section IV.C. except with respect to personal securities transactions in the shares of AMVESCAP or shares of any closed-end investment company or investment trust served by such Independent Director in a Director or Trustee capacity. For purposes of this exception the term "Independent Director" includes (a) any Director of AMVESCAP (i) who is neither an officer nor employee of AMVESCAP or of any AMVESCAP Company, or (ii) who is not otherwise "connected with" AMVESCAP or any AMVESCAP Company within the meaning of the London Stock Exchange Yellow Book.

               C. Personal securities transactions in the following are not subject to the pre-clearance requirements set forth in this
                  Section IV.C. but are subject to the reporting requirements:

                  (1) Securities acquired through automatic dividend reinvestment plans;

                  (2) Securities acquired through the receipt or exercise of rights or warrants issued by a company on a pro rata basis to all holders of a class of security;

                  (3)  A City Index (e.g., IG Index) (UK only);

                  (4)  Futures contracts;

                  (5)  Commodities contracts; and

                  (6) Futures or Options on a stock market index, a foreign currency or commodity.

               D. Delegated Discretionary Accounts - Pre-clearance is not required for transactions in a Covered Account in which a Covered Person is not exercising power over investment discretion, provided that:

                  (1) The Covered Account is the subject of a written contract providing for the delegation by the Covered Person of substantially all investment discretion to another party;

                  (2) The Covered Person has provided the Code of Ethics Officer (or designee) with a copy of such written agreement;

                  (3) The Covered Person certifies in writing that he/she has not discussed, and will not discuss, potential investment decisions with the party to whom investment discretion has been delegated (see Exhibit I); and

                  (4) The Covered Person complies with all reporting requirements outlined in Section IV.C.5. above, and also provides or makes provision for the delivery to the Code of Ethics Officer (or designee) of monthly/quarterly statements of discretionary account holdings.

                  The foregoing exception from the pre-clearance requirement does not apply to transactions by a delegated discretionary account in shares of AMVESCAP. All employees are required to notify parties to whom they have delegated investment discretion that such discretion may not be exercised to purchase shares of

           AMVESCAP and that any sales of AMVESCAP shares by a Covered Account that is the subject of delegated investment discretion are subject to the pre-clearance and reporting requirements set forth in this
           Section IV.C. and the policies and provisions set forth in Section IV.D. below.

           Note: Certain trading restrictions in Section IV.C.7. below are also applicable to trades in delegated discretionary accounts. Specifically, trading in securities on AIM's Restricted List, engaging in short sales and purchasing securities in an initial public offering are prohibited in delegated discretionary accounts. All employees should notify parties to whom they have delegated investment discretion regarding all of AIM's trading policies and restrictions in order to avoid violations of the Code and these Procedures.

     7. Restrictions on Certain Activities

        A. In order to avoid even the appearance of conduct that might be deemed contrary to a client's best interests, Covered Persons (other than Independent Directors of AMVESCAP) are subject to the following additional restrictions and prohibitions relating to certain investment activities and related conduct:

           (1)  Prohibition Against Trading in Securities on "Restricted
                Lists" -It is recognized that there may be occasions when AMVESCAP, an AMVESCAP Company, or a Covered Person who is a key executive of AMVESCAP or an AMVESCAP Company, may have a special relationship with an issuer of securities. In such occasions the Board of Directors of AMVESCAP or the Code of Ethics Committee may decide to place the securities of such issuer on a "restricted list", to be maintained by the Chief Compliance Officer. All employees are prohibited from engaging in any personal securities transactions in a security on a "restricted list".

           (2) Prohibition Against Short-Term Trading Activities - Covered Persons are prohibited from engaging in an "opposite transaction" in the same, or equivalent, security within 60 days of its purchase or sale. Generally, only those securities requiring pre-clearance are subject to this short-term trading prohibition. However, while options and futures transactions are generally not subject to this short-term trading prohibition, such transactions may not be used to circumvent the prohibition. This short-term trading prohibition may be waived by the Code of Ethics Officer (or designee) in those instances where an employee wishes to limit his/her losses on a security with rapidly depreciating market value. Such circumstances must be disclosed at the time pre-clearance is requested.

           (3) Prohibition Against Short Sales - Covered Persons are prohibited from engaging in short sales of securities.

           (4) Prohibition Against Purchases in Initial Public Offerings - Registered representatives/principals of AIM's subsidiaries that are registered with the NASD are prohibited from purchasing securities in initial public offerings. All other AIM employees are prohibited from purchasing securities in initial public offerings except in those circumstances where different amounts of such offerings are specified for different investor types (e.g., private investors and institutional investors) and the purchase has been pre-cleared by the Code of Ethics Officer (or designee) on the basis that it is not likely to create any actual or potential conflict of interest. The Compliance Office will maintain a record of the approval and the rationale supporting the purchase of the IPO.

            (5) Restrictions on the Purchase of Restricted Securities Issued by Public Companies - Generally, Covered Persons are discouraged from investing in restricted securities of public companies. A Covered Person may purchase such securities, however, if such purchase has been pre-cleared by the Code of Ethics Officer (or designee) following a determination that the proposed transaction does not present any actual or potential conflict of interest.

            (6) Restrictions on Private Placements (Including Hedge Funds) - A Covered Person (or registered representative/principal of AIM) may not purchase or sell any security (e.g., stock, bond or limited partnership interest) obtained through a private placement (including the purchase or sale of an interest in a so-called "hedge fund") unless such transaction has been pre-cleared (see Exhibit J) by the Code of Ethics Officer (or designee) following a determination that the proposed transaction does not present any actual or potential conflict of interest. A copy of the offering memorandum or subscription agreeement describing the Private Placement will be submitted by the employee to the Compliance Office. The Compliance Office will maintain a record of the approval and the rationale supporting the purchase of the Private Placement. In addition, if a Covered Person owning securities of a privately held company knows that the company is proposing to engage in a public offering involving securities of that company or of a related or subsidiary company (e.g., a spin-off or divestiture) (whether or not such securities are of the same class as the securities held by such Covered Person), he/she must disclose this information to the Code of Ethics Officer (or designee), who will determine whether further action should be taken. Further, investment personnel who have been authorized to acquire securities in a private placement must disclose such investment when he/she plays a part in any Fund's subsequent consideration of an investment in the issuer. In such circumstances, the Fund's decision to purchase securities of the issuer is subject to an independent review by investment personnel with no personal interest in the issuer.

            (7) Participation in Investment Clubs - A Covered Person is prohibited from participating in an investment club unless such participation has been pre-cleared (see Exhibit K) by the Code of Ethics Officer (or designee) following a determination that the following conditions have been satisfied:

                 (a) the Covered Person's participation does not create any actual or potential conflict of interest;

                 (b) the Covered Person does not control investment decision-making for the investment club; and

                 (c) the Covered Person has made satisfactory arrangements to ensure that duplicate trade confirmations of investment club activity and quarterly statements of investment club holdings are provided to the Code of Ethics Officer (or designee) by brokers acting on behalf of the investment club.

                 Should the Covered Person contribute to, but not necessarily control, investment decision-making for the investment club, all transactions by the investment club would be subject to pre-clearance.

     D. Group Policies Governing Transactions in Shares of AMVESCAP PLC (All Employees)

         1. Personal securities transactions in shares of AMVESCAP PLC by Directors, officers and employees of AMVESCAP and the AMVESCAP Companies are governed by AMVESCAP's Share Dealing Code (see Exhibit
            B), adopted in accordance with
            requirements of the London Stock Exchange. The Share Dealing Code is incorporated by reference and made a part of these Group Policies so that a violation of the Share Dealing Code is also deemed a violation of these Group Policies. Among other provisions, the Share Dealing Code generally prohibits all trading in AMVESCAP shares during certain defined "closed periods" which are typically two calendar months before annual results and earnings announcements and one calendar month before quarterly results and earnings announcements.

         2. The prohibitions against insider trading set forth above in Section IV.B. of these Group Policies and the pre-clearance and reporting provisions set forth above in Section IV.C. of these Group Policies apply to personal securities transactions in shares of AMVESCAP, with the exception that the purchase of shares through regular payroll deduction in connection with operation of the AMVESCAP International Sharesave Plan is exempt from the pre-clearance provisions of Section IV.C.

         3. The foregoing provisions apply to all Directors, officers and employees of AMVESCAP, including both Covered Persons and Exempt Persons as defined in Section IV.C., and apply to all personal securities transactions by or for the benefit of such persons, including transactions in discretionary accounts maintained for such persons.

     E.  Administration of Group Policies (All Employees)

         1. With the exception of Section IV.D. above, administration of these Group Policies is the responsibility of the Chief Compliance Officer, subject to general oversight by the Code of Ethics Committee.

         2. Responsibility for the administration of these Group Policies as they relate to transactions in AMVESCAP shares (Section IV.D. above) rests jointly with the AMVESCAP Company Secretary, responsible for interpretations of the Code; its Group Compliance Officer, responsible for determinations made in the event of possible violations of the Code or of these Group Policies; and its various legal/compliance departments, responsible for pre-clearance and reporting of transactions. In any event, responsibility for these Group Policies as they pertain to trading in AMVESCAP shares is subject to general oversight by the AMVESCAP Board of Directors.

         3. Administrative responsibility for these Group Policies includes:

            A. the authority to adopt such forms and procedures as may be appropriate to implement these Group Policies;

            B. the authority to recommend and to implement policies that are more restrictive than those set forth in these Group Policies;

            C. the authority, on a case-by-case basis, and to a limited extent, to approve exceptions from any of the prohibitions, restrictions or procedures set forth in Section IV.C. of these Group Policies; and

            D. the authority to review violations of the Group Policies and to recommend to the Code of Ethics Committee (or to the AMVESCAP Board of Directors in the case of violation of the Group Policies set forth in Section IV.D.), such penalties and sanctions as may be appropriate under the circumstances.

         4. Exceptions - Where exceptions are approved under Section IV.E.3.C. above, a determination will be made, in the case of each such exception, that it is consistent with the Core Principles set forth in Section IV.A. of these Group Policies and that it does not create an actual or potential conflict of interest. The approval of the exception and the circumstances surrounding such approval will be noted in writing and reported to the Code of Ethics Committee at the next available opportunity.

         5. Penalties and Sanctions

            A. Persons who are found to have violated the prohibitions against
               Insider Trading set forth in Section IV.B. of these Group Policies may be subject to severe penalties and sanctions including, but not limited to, disgorgement of profits and suspension or termination of employment. These penalties and sanctions will be in addition to any penalties that may be imposed by law, including (a) civil injunctions; (b) revocation of licenses and registrations; (c) substantial fines; and/or (d) imprisonment.

            B. Persons who are found to have knowingly violated any of the other provisions of these Group Policies, including the pre-clearance and reporting requirements, the restrictions against certain defined activities and the rules governing trading in shares of AMVESCAP, will be subject to a range of possible sanctions including, among other actions: (a) required special education or training; (b) letters of admonition or censure; (c) restrictions on further personal securities transactions; (d) disgorgement of profits; and (e) reassignment, demotion, suspension or termination of employment.

V.   Administrative Procedures

     A. Distribution of Code of Ethics and Procedures Adopted Under the Code

        Upon commencement of duty with AIM, each new employee will receive a copy of the Code and these Procedures. Immediately thereafter, each such employee must file an Initial Acknowledgment Statement (see Exhibit L) with the Code of Ethics Officer (or designee), indicating that he/she has read and understands the Code.

        Each AIM employee must also attend a mandatory orientation session with respect to AIM's Code and related Procedures within 30 days of employment unless a supervisor requests in writing that a 30-day extension of time be granted in order to complete current business. Attendance at this orientation session is mandatory. It is the responsibility of each supervisor to ensure that the employees subject to his/her supervision attend this orientation session.

        On an annual basis, each employee must certify in writing that he/she has reviewed and understands the provisions of AIM's Code and the related Procedures, and that he/she recognizes that he/she is subject to the Code and related Procedures, and that he/she has complied, and will continue to comply, with the requirements thereof, and that he/she has disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the Code and the related Procedures, unless otherwise previously disclosed to the Code of Ethics Officer (or designee).

     B. Record Keeping Responsibilities

        The Code of Ethics Officer (or designee) is responsible for maintaining custody of the following records for a period of five years:

        . all forms supplied to the Code of Ethics Officer (or designee) by employees;

        . all duplicate confirmations, Transaction Reports, and brokerage statements supplied to the Code of Ethics Officer (or designee) pursuant to the requirements of Section IV.C.5.B. of these Procedures;

        . all lists of employees and Covered Persons used for administering the Code and these Procedures;

        . all Pre-Clearance Forms relating to the personal securities transactions of employees;

        . a copy of each Code of AIM and each set of Procedures adopted thereunder;

        . a written record of each violation of the Code or these Procedures, and

        . a written record of any action taken as a result of each such violation; and

        . all Acknowledgment Statements referred to in Section IV.C.5. and V.A. of these Procedures.

     C. Annual Seminars

        Annually, the Chief Compliance Officer will sponsor a continuing education program for all AIM employees. Completion of the program is mandatory for all AIM employees. It is the responsibility of each supervisor to ensure that employees subject to such person's supervision complete the program. Failure to complete such program may require significant remedial action, resulting in a letter of admonition, withholding of bonus payments or other sanctions as deemed necessary or appropriate by the Code of Ethics Committee. Such document will be placed in the Violations file. Such file is required to be maintained under the rules of the Investment Advisers Act of 1940.

     D. Special Reports for Directors

        The Chief Compliance Officer will prepare a timely report for the Board of Directors/Trustees of AIM's investment company clients explaining significant remedial action taken by the Code of Ethics Committee in response to violations of the Code and these Procedures.

     E. Annual Reports

        In December of each year, the Code of Ethics Committee will report to the Boards of Directors/Trustees of AIM's investment company clients with regard to evolving industry practices or developments in applicable laws or regulations during the past year, recommended changes to the Code and/or these Procedures, any violative conduct of a substantial nature requiring significant remedial action occurring during the last year, and other information as requested by the directors/trustees. In addition, AIM will certify to the Board of Directors/Trustees of AIM's investment company that procedures have been adopted to prevent covered persons from violating its Code of Ethics and related procedures.

VI.  Penalties for Violations of the Code

     Any AIM employee who violates or is about to violate the provisions of AIM's Code or these Procedures may be subject to sanctions, which may include, among other things, restrictions on such person's personal securities transactions; a letter of admonition, education or formal censure; fines; suspension, re-assignment, demotion or termination of employment; or other significant remedial action.

     Employees may also be subject to disgorgement proceedings for transactions in securities that are inconsistent with Sections V.L. and V.M. of the Code. Any profits realized on such trades may be required to be disgorged to charitable organizations or other non-profit entities as determined by the Code of Ethics Committee.

     Employees who violate any of AIM's insider trading policies will be subject to severe penalties. These penalties and sanctions will be in addition to any penalties that may be imposed by law, including (a) civil injunctions;
     (b) revocation of licenses and registrations; (c) substantial monetary fines; and/or (d) imprisonment.

VII. Amendments to These Procedures

     These Procedures may be amended by a majority vote of the Code of Ethics Committee. Such amendments must be approved by the Board of Directors/Trustees of AIM's investment company, including a majority of independent directors, within six months following the change.

                                                                       Exhibit B

--------------------------------------------------------------------------------

THIS DOCUMENT IS IMPORTANT AND SHOULD BE READ PRIOR TO YOUR MAKING ANY DECISION TO DEAL IN THE SHARES OF AMVESCAP PLC OR TO EXERCISE ANY SHARE OPTIONS. (THE TERM "SHARES" FOR THIS PURPOSE SHALL MEAN BOTH ORDINARY SHARES AND AMERICAN DEPOSITORY SHARES)

--------------------------------------------------------------------------------




                                 AMVESCAP PLC

                                ("the Company")



                       CODE FOR THE PURPOSES OF PERSONAL
                     DEALINGS IN THE SHARES OF THE COMPANY
                       BY DIRECTORS, GLOBAL PARTNERS AND
                                   EMPLOYEES

                  -------------------------------------------

INTRODUCTION
------------

The London Stock Exchange requires all listed companies to adopt and apply a Share Dealing Code (the "Code"). The purpose of the Code is to ensure that Directors, Global Partners and employees do not inadvertently breach Stock Exchange rules or relevant legislation on share dealing. You must comply with the Code if you wish to deal in AMVESCAP PLC (the "Company") shares. For the purposes of definition within this Code the term "director" used herein shall also include any member of any of the AMVESCAP PLC Management Committees, any Global Partner, and any employee.

Compliance with the Code, means that for example, dealings may not take place just before the Company announces something important, such as its annual or half yearly or quarterly results or a major acquisition. Consent for dealing would have to be refused at such a time. This should ensure that you are generally protected against misinformed criticism. In addition, a useful guide is not to deal if you think it would lead to criticism if reported in the press, even though the Code may allow it.

The prohibitions on dealing which are set out in Rules 1 to 6 reflect certain provisions of current insider dealing legislation (the Criminal Justice Act
1993) and the London Stock Exchange's listing rules. You will be committing a criminal offence if you deal contrary to the insider dealing legislation and risk a fine and/or a prison sentence of up to seven years. Appendix I contains a summary of the insider dealing legislation.

(a) If the Code does not prevent you from dealing, you must still follow the procedure set out in Rules 7 to 15(i) and obtain written consent before dealing in accordance with the compliance procedures adopted by your local region.

(b) The Code applies not only to buying and selling shares, but also to buying or selling options and other rights over shares and exercising, granting and accepting options and other rights over shares (all of which are referred to herein as "dealing").

The following dealings ARE also subject to the Code:

    .  dealings between directors and/or employees

    . a gift of shares (i.e. a transfer for no consideration), other than where you retain a beneficial interest

    .  off-market dealings.

The following dealings ARE NOT subject to the Code:

    . selling shares with the intention of buying the same number soon afterwards ("bed and breakfast" dealings)

    . transferring shares already held into a discretionary personal equity plan

    . undertaking to take up, taking up or allowing to lapse your entitlements under a rights issue or other offer (including a scrip dividend)

    . selling sufficient of your entitlements nil paid to allow you to take up the balance under a rights issue

    .  undertaking to accept or accepting a take-over offer

    .  a transaction with your immediate family.

If you are in any doubt as to whether any particular transaction would amount to a dealing subject to the Code, you should contact either your Compliance Officer or the Company Secretary in advance.

(c) If you are considering a UK single company personal equity plan to invest in shares of the Company or a savings scheme you should look at Rule 16 below. Otherwise you may enter into a discretionary personal equity plan (that is, a personal equity plan in which you have no involvement in investment management) (or deal in units of an authorised investment trust) without regard to the Code.

(d) You should note that there is an additional restriction on Board Directors of the Company and any of its subsidiaries (and their immediate family members) who are not allowed by law to deal in options in the Company's shares.

                                     RULES

PROHIBITED DEALINGS
-------------------

1. You must not deal in the Company's shares in the two months before the Company announces its annual results or dividends and one month before the announcement of half-yearly or quarterly results. These periods are referred to as close periods. Should the Company announce its results within two months of the full year end, or one month of the 1st, 2nd and 3rd quarter end, the close period will run from the end of the relevant period until the announcement. The Company will, in any event, notify you of the dates of each close period. "Dealings" in shares for this purpose also includes the
                                                             ----
   exercise of a share option.  However:

   - if there are exceptional circumstances (e.g. a pressing financial commitment) and you need to sell shares, you should talk to either the Chairman (if you are a PLC director), the Company Secretary or your Compliance Officer who may let you deal, although this is unlikely. If he does let you deal, the Company will have to notify the London Stock Exchange of the exceptional circumstances which led them to give you permission;

   - you may be allowed to exercise an option or right to purchase under an employees' share scheme or to convert a convertible security where the final exercise date falls within a close period if you could not reasonably have been expected to exercise it earlier. If you need further advice you should speak to the Company Secretary. Please note that you will not be allowed to sell the shares you receive during the close period.

2. You must not deal at any time in the Company's shares or other securities if you have inside information. This is information of a specific nature relating to the Company or its shares which has not been made public and if it were would be likely to have significant effect on the price of the Company's shares. Appendix II contains a list of matters which could be regarded as inside information before they are made public. This list is for guidance only and is not exhaustive.

3. You must not deal in the Company's shares on considerations of a short term nature (for example, to make a quick profit). This is a fundamental principle embodied in this Code and all your dealings should be undertaken bearing this in mind.

4. You must not deal in the shares or other securities of any other London or New York listed company (including AIM, USM and NASDAQ listed companies) if you have inside information about that company which you have obtained through your position with the Company or in any other way.

5. If you are not allowed to deal by Rules 2 and 4, you must not encourage anyone else to deal or pass on the inside information you have (otherwise than in the proper performance of your office or employment).

6. You must not deal in the Company's shares unless you have complied with the Code.

IF YOU BREAK THE RULES REFERRED TO ABOVE YOU COULD BE COMMITTING A CRIME UNDER
------------------------------------------------------------------------------
BOTH UK AND US LAW.
-------------------

PROCEDURE TO BE FOLLOWED BEFORE DEALING
---------------------------------------

7. You must obtain specific approval before any dealing.  Either - (If you are a
                                                          ------
PLC director only) Complete an Authorisation Request Form (Copies of which are available from the Company Secretary) and send it to the Chairman Or - you
                                                                  --
should follow the local dealing rules applicable to you set out by your Compliance department who will be notified if the Company is in a "close period".

8. If you think you have inside information about the Company, or its shares you should disclose that information before a decision to deal is given.

9. You will be notified of the decision by the return of the Authorisation Request Form duly completed. You must not deal until this has been returned saying your request has been approved. Any refusal is final and binding and will remain so until the circumstances causing the refusal have changed. Generally a refusal to deal will occur if it is felt that you would be deemed to have knowledge of matters which are price sensitive.

10. The authority to deal, where given, shall be for a maximum of one business day following the date of grant and thereafter shall be renewable if no share dealings take place.

11. The Company Secretary will keep a written record of dealing requests and clearance in respect of Directors of the Company and written confirmation that such advice and clearance (if any) have been recorded will be given to the director concerned. A list of dealings by such persons will be circulated to all board members with the papers for each board meeting. The Company is also required by law to keep a register of directors' interests in AMVESCAP shares and their dealings and to make this available for inspection by, members of the Company.

12. Any dealings by a board member of the Company or its subsidiaries (and their connected persons) must by law be notified to the Company. This should be done via the Company Secretary by the director concerned as soon as possible and in any event within 5 business days following the date on which the director himself became aware that he had dealt. The Company is required to notify the London Stock Exchange immediately it receives such information
                                        -----------
    from a PLC director.

13. The prohibitions on dealings in Rules 1 to 3 also apply to persons connected with you within the meaning of section 346 of the Companies Act 1985. "Connected persons" include husbands and wives, children under 18 and associated companies and trusts (See Appendix III). You must seek to prohibit these people from dealing when you yourself are not allowed to deal. You should therefore make sure that all such persons are informed of:

    (a) of your position within the Company and the Company's name;

    (b) of close periods referred to in Rules 1 and 2 when they cannot deal;

    (c) of any other periods when the director is not free to deal under the provision of the Code (unless confidentiality prohibits him disclosing such periods);

    (d) that they should not deal in the Company's shares without prior consent;

    (e) that they must advise him immediately after they have dealt in the Company's securities if they do so and, for board members of the Company and its subsidiary (only), that they must report such dealings to the Company.

    You should endeavour to obtain consent for deals by such persons and report their dealings as you do your own.

    If you are at all unsure as to your ability to deal as a result of the issues addressed in this document you should consult with the Company Secretary.

14. If you are a trustee the Code applies to dealings by your trust in the shares of the Company. If you are a sole trustee the provisions of the Code apply as if you were dealing on your own account. You should follow the same procedure as for your personal dealings and only deal if you would be allowed to do so under the Code. Where there are co-trustees, you should inform them of your position with the Company and make them aware of the matters referred to in Rule 13. If you are not also a beneficiary of the trust, the other trustees or investment managers acting on their behalf may deal in the Company's shares without reference to the Code provided they act without consulting you and you are not involved in the decision to deal. Otherwise, you should use your best endeavours to prevent the trust dealing when you yourself are not allowed to deal.

15. If you are a beneficiary under a trust or you, or a person connected with you, have investment funds under professional management (whether or not discretionary), the Code also applies to dealings by the trust or the investment managers in the shares of the Company. Again you should make the trustees or the investment managers aware of the matters referred to in Rule 13 so they do not deal when you are not allowed to deal. You should ask them to consult you before dealing in the Company's shares so you may seek consent. You should also ensure that the trustees or investment managers inform you immediately of dealings in the Company's shares so you may notify the Company (through the Company Secretary).

16. You may enter into a single company personal equity plan or other scheme involving regular payments by standing order or direct debit to be invested solely in the Company's shares or a scheme involving a standing instruction to reinvest dividends or to receive shares in lieu of dividends. However, you may only do this if:

    - you seek clearance under the Code before entering into the scheme or plan and before cancelling it or varying its terms or carrying out sales of the Company's securities within the plan;

    - you do not enter into the plan or scheme or carry out the first purchase within it in a close period or when you are otherwise prohibited from dealing under this Code;

    - you do not cancel or vary the terms of the plan or scheme or sell shares within it within a close period or when you are otherwise prohibited from dealing under this Code.

                                   APPENDIX I
                                   ----------

                   Summary of the Insider Dealing Provisions
                   -----------------------------------------

Under the insider dealing provisions of the Criminal Justice Act 1993, it is a criminal offence for a person who has "inside information", as an "insider", to deal in securities which are "price-affected securities", in relation to that information, or to encourage another person to deal. It is also a criminal offence for an insider to disclose the information to another person, other than in the proper performance of his or her employment, office or profession. The dealing in question must either be on a "regulated market", or it must involve a "professional intermediary". Insider dealing is punishable with imprisonment of up to seven years or a fine or both.

Inside information is specific information relating to particular securities or to a particular issuer of securities or issuers of securities which has not been made public and if it were would be likely to have a significant effect on the price or value of any securities.

An insider is a person who knowingly has inside information from an inside source, that is if:

(a) he or she has the information through being a director, employee or shareholder of an issuer (not necessarily of the same issuer to which the information relates);

(b) he or she has, it through having access to the information by virtue of his or her employment, office or profession; or

(c) the direct or indirect source of the information is a person falling within one of the above.

The legislation applies to a broad range of securities and includes not only shares and debt securities, but also a number of derivative products. In the case of shares or debt securities, these must be listed on one of the regulated markets (broadly, all primary and secondary markets within the European Economic
Area). The derivatives must either be themselves so listed, or relate to a share or debt security so listed. The legislation applies, for example, to the Company's shares.

The prohibitions on dealing, encouraging dealing and disclosing information apply in respect of securities which are price-affected securities in relation to the information, which means that, if made public, the information would be likely to have a significant effect on their price or value.

                                  APPENDIX II
                                  -----------

   Non-Exhaustive Guide of Information to Be Regarded As Inside Information
   ------------------------------------------------------------------------

1.  Information which may affect the Company's business prospects.

2. Information to enable the Company's shareholders and the public to appraise the Company's position and avoid the creation of a false market in its shares.

3.  A major new development in the Company's sphere of activity.

4.  A proposed change in the Company's capital structure.

5. Information regarding transactions required to be nodified to the Exchange in accordance with Chapters 10 and 11 of its listing rules.

6. Information notified to the Company under Part VI of the Companies Act 1985 (relating to the disclosure of Interests in its shares).

7. Information relating to interests of a director of the Company in its shares.

    7.1 notified to the Company in accordance with Section 324 of the Companies Act 1985 (as extended by Section 328 of that Act); or

    7.2 entered in the Company's register in accordance with Sections 325(3) and (4) of that Act.

8. Information relating to an interest of a person connected with a director of the Company in its shares notified to the Company.

9. The grant to, or acceptance by, a director of the Company or a person connected with the director of an option relating to the Company's shares or of any other right or obligation to acquire or dispose of the Company's shares or an interest in those shares and the acquisition, disposal, exercise or discharge of, or a dealing with, an option, right or obligation of that kind by the director, or a person connected with the director which is notified to the Company.

10. A board decision to submit to the Company's shareholders a proposal for the Company to be authorised to purchase its own shares, the outcome of the shareholder's meeting and a purchase by or on behalf of the Company or any of its subsidiary undertakings of the Company's shares.

                                 APPENDIX III
                                 ------------

               "Connected Persons" Under the Companies Act 1985
               ------------------------------------------------

The following categories of persons are treated as "connected persons" in relation to a director (under section 346 of the Companies Act 1985):

   * the director's spouse, child (including illegitimate children) or step-child (but excluding children over I8 years). If you have a child over the age of 18 years who is financially dependent upon you then this could also constitute grounds for seeking approval.

   *  a body corporate with which the director is "associated":

      - broadly speaking this will cover companies where the director (together with certain other persons "connected" with him) is interested in 20% or more of the equity share capital or controls more than 20% of the voting power. For the purposes of these 20% tests there will also be attributed to the director shares held by companies "controlled" by him, certain connected persons and his fellow directors (but for this purpose a company is only considered "controlled" if more than 50% of the votes or equity share capital is controlled).

   *  the trustees of any trust where the beneficiaries of the trust include:

      - the director or his spouse, child (including illegitimate children) or step-child but excluding children over 18.

      - a body corporate with which the director is "associated" (including discretionary trusts where these categories are among the class of potential beneficiaries-but excluding employees' share schemes and pension schemes)

   * a partner of the director or another person "connected" with that director under the paragraphs shown

   * a Scottish firm where the director or a person "connected" with that director under the paragraphs shown is a partner

For the purposes of the Code, references to a director should be deemed to include references to a relevant employee.

                                 AMVESCAP PLC

            AUTHORISATION REQUEST FORM: SHARE DEALING BY DIRECTORS

1.    NAME:                        _____________________________________________

2.    ADDRESS:                     _____________________________________________

3.    POSITION/COMPANY:            _____________________________________________

4.    DATE OF COMMENCEMENT OF
      DIRECTORSHIP/EMPLOYMENT:     _____________________________________________

5.    PROPOSED DEALING:

      (a) Number of shares:        _____________________________________________

      (b) Nature of transaction
          (i.e., buying/selling):  _____________________________________________

      (c) Number of shares held
          after completion of
          transaction:            _____________________________________________

      (d) If the dealing is to be done by someone other than the above-named director, please give details (e.g., director's/employee's spouse/children/trust/private company):

      __________________________________________________________________________

6.    OTHER INFORMATION:

      NB: You must disclose to one of the directors responsible for dealing any additional material facts (for example, such information as is described in Rule 2, (Appendix II) of the Code)) which may affect the decision as to whether the dealing should be permitted or not.

I _____________________________________________________________________________,
declare that the information above is true and that I have read the rules as set out in the Code. I understand that the information above may be referred to in the event of a suspected breach of the Code. I will inform promptly the [directors] responsible for dealing if there is a change in any of the above circumstances. If the dealing is approved, I will instruct my stockbroker to carry out the transaction * and will immediately notify the Group Company Secretary when the transaction has been executed but in any event no later than 5 days afterwards.



Signature:        ____________________________________________

Date:             ____________________________________________


             ON COMPLETION, PLEASE HAND THIS FORM TO THE CHAIRMAN

--------------------------------------------------------------------------------

Request AUTHORISED/REFUSED* by            ______________________________________
(* Delete whichever is not applicable)
Position:                                 ______________________________________

Date:                                     ______________________________________

with the approval of (if so required)     ______________________________________

Position:                                 ______________________________________

Date:                                     ______________________________________


THE AUTHORITY TO DEAL, WHERE GIVEN, SHALL BE FOR A MAXIMUM OF ONE BUSINESS DAY FOLLOWING THE DATE OF GRANT AND THEREAFTER SHALL BE RENEWABLE IF NO SHARE DEALING TAKES PLACE

                                                                       Exhibit C

                           Covered Account Examples

A. General Description of Financial Interest

   As used in the Procedures, financial interest will be interpreted in the same manner as it would be in determining whether a person is subject to Section 16 of the Securities Exchange Act of 1934, except that the determination of such ownership shall apply to all securities, including equity securities. For the purpose of that Act, financial interest means:

   . the receipt of benefits substantially equivalent to those of ownership through relationship, understanding, agreement, contract or other arrangements; or

   . the power to vest such ownership in oneself at once, or at some future time.

   Using the above general definition as a broad guideline, the ultimate determination of financial interest will be made in light of the facts of the particular case. Key factors are the degree of the individual's ability to exercise control over the security and the ability of the individual to benefit from the proceeds of the security. Employees are encouraged to seek the advice of the Chief Compliance Officer if they have any questions concerning whether or not they have a financial interest in a security.

B. General Rules

   1. Securities Held by Family Members

      Generally, a person is regarded to have a financial interest in securities held in his/her name, as well as the name of his/her spouse and their minor children. These relationships ordinarily confer to the holders' benefits substantially equivalent to ownership. In addition, absent countervailing facts, it is expected that securities held by relatives who share the same home as the reporting person will be reported as a Covered Account by such person.

   2. Securities Held by a Corporation or Partnership

      Generally, ownership of securities in a company (i.e., corporation, partnership, etc.) does not constitute financial interest with respect to the holdings of the company in the securities of another issuer. However, an owner of securities issued by a company will be deemed to have a financial interest in the securities holdings of the company where:

      . the company is merely a medium through which one or several persons in a small group invest or trade in securities;

      . the owner owns 25% or more of the outstanding voting securities of, or a 25% or more equity interest in, the company; and

      .  the company has no other substantial business.

      In such cases, the person or persons who are in a position of control of the company are deemed to have a financial interest in the securities of the company.

   3. Securities Held in Trust

      Financial interest in the securities of a private trust includes:

      . the ownership of securities as a trustee where either the trustee or members of his "immediate family" have a vested interest in the income or corpus of the trust;

      .  the ownership of a vested beneficial interest in a trust; and

      . the ownership of securities as a settler of a trust in which the settler has the power to revoke the trust without obtaining the consent of all beneficiaries.

      As used in this section, the "immediate family" of a trustee means:

      . a son or daughter of the trustee, or a descendent of either (including legally adopted children);

      .  a stepson or stepdaughter of the trustee;

      .  the father or mother of the trustee; and

      .  a spouse of the trustee.

   4. Non-Financial Interest

      Financial interest does not include, however, indirect investment by any person in the individual portfolio securities held by:

      . any holding company registered under the Public Utility Holding Company Act;

      .  any investment company registered under the Investment Company Act;

      . a pension or retirement plan holding securities of an issuer whose employees generally are the beneficiaries of the plan; and

      .  a business trust with over 25 beneficiaries.

      Participation in a pension or retirement plan will result in financial interest of the portfolio securities if plan participants can withdraw and trade the securities without withdrawing from the plan.

      Upon selling, transferring or otherwise disposing of securities in another company's 401(k) plan, the transaction must be reported within 10 days to the Code of Ethics Officer if the transaction consists of "reportable securities."

C. Examples of Financial Interest

   1. Securities Held by Family Members

      Example 1-A. X and Y are married. Although Y has an independent source of income from a family inheritance and segregates her funds from those of her husband's, Y contributes to the maintenance of the family's home. X and Y have engaged in joint estate planning and have the same financial advisor. Since X and Y's resources are clearly significantly directed toward their common property, they are be deemed to have a financial interest in each other's securities.

      Example 1-B. X and Y are separated and have filed for divorce. Neither party contributes to the support of the other. X has no control over the financial affairs of his wife. X is deemed to have no financial interest in Y's securities.

      Example 1-C. X's adopted son Z lives in X's home. Z is self-supporting and contributes to household expenses. X is deemed to have a financial interest in Z's securities.

      Example 1-D.  X's mother A, lives alone and is financially independent.
      X has power of attorney over his mother's estate, pays all her bills and manages her investment affairs. X borrows freely from A without being required to pay back funds with interest, if at all. X takes out personal loans from A's bank in A's name, and the interest from such loans is paid from A's account. X is a significant heir of A's estate. X is deemed to have a financial interest in A's estate.

   2. Securities Held by a Company

      Example 2-A. O is a holding company with five shareholders. Although O's company does no business on its own, it has several wholly owned subsidiaries that manufacture oil related products. X is a controlling shareholder of O's company. X is deemed to have a financial interest in the securities holdings of O.

   3. Securities Held in Trust

      Example 3-A. X is trustee of a trust created for his minor children. When both of X's children reach the age of 21, each will receive an equal share of the corpus of the trust. X is deemed to have a financial interest in the trust.

      Example 3-B. X is trustee of an irrevocable trust for his daughter. X is a director of the issuer of the equity securities held by the trust. The daughter is entitled to the income of the trust until she is 25 years old and is then entitled to the corpus. If the daughter dies before reaching 25, X is entitled to the corpus. X is deemed to have a financial interest in the irrevocable trust.

                                                                       Exhibit D

                       [LOGO OF AIM FUNDS APPEARS HERE]

        Certification of Exempt Person Status Under AIM's Code of Ethics

I understand that the policies and procedures governing personal securities transactions set forth in the Procedures under AIM's Code of Ethics apply to all employees except those who have been designated to be "Exempt Persons" by the Code of Ethics Committee. I also understand that such designation exempts me only from Section IV.C. of the Procedures, and that I must comply with all other aspects of AIM's Code of Ethics and related Procedures.

I certify that I qualify as an "Exempt Person" under AIM's Code of Ethics because:

(a) I work in a position that is unrelated to any AMVESCAP Company's investment management, investment policy or investment strategy; and

(b) I have no day-to-day access to information on current investment strategy, portfolio holdings and portfolio transactions; and

(c) my lack of day-to-day access to such information is due to physical separation from such investment activities and due to lack of access to computer systems that could provide me with access to current portfolio information.

I further certify that if I come into contact with such information, I will immediately contact AIM's Chief Compliance Officer who will determine whether I may continue my designation as an "Exempt Person".



Name (please print):____________________________________________________________
        (Please legibly print your name as it appears on your paycheck)

Job Title:______________________________________________________________________


Department:_____________________________________________________________________


Date:________________________________________  Phone Ext.:______________________


Signature:______________________________________________________________________


Supervisor's Signature:______________________  Phone Ext:_______________________

                                                                       EXHIBIT G

[LOGO OF AIM FUNDS APPEARS HERE]

                                                                      MEMORANDUM

To:      Code of Ethics Officer
From:
         --------------------------------------
Date:
         --------------------------------------
Subject: Personal Securities Transaction Report


--------------------------------------------------------------------------------


  This Personal Securities Transaction Report is submitted pursuant to the
  Procedures under AIM's Code of Ethics.   The table below lists information
  with respect to purchases or sales in any reportable security in which I may be deemed to have a financial interest. I hereby certify that:

  1. I am fully familiar with AIM's Code of Ethics and related Procedures.

  2. To the best of my knowledge, the information furnished in this Report is complete, true and correct.


  -------------------------------------
     Employee Signature



------- -------- ---------- ----------- ------------ --------- -----------------
 Trade            Security   Shares or                 Price/    Broker/Dealer
 Date    Issuer     Type     Par Amt.    Trans Type     Unit        or Bank
------- -------- ---------- ----------- ------------ --------- -----------------

------- -------- ---------- ----------- ------------ --------- -----------------

------- -------- ---------- ----------- ------------ --------- -----------------

------- -------- ---------- ----------- ------------ --------- -----------------

------- -------- ---------- ----------- ------------ --------- -----------------

------- -------- ---------- ----------- ------------ --------- -----------------

------- -------- ---------- ----------- ------------ --------- -----------------


  Important Note:  This Report is due no later than 10 calendar days following
  --------------
  trade date.

                                                                       Exhibit L

                       [LOGO OF AIM FUNDS APPEARS HERE]

                     INITIAL / ANNUAL ACKNOWLEDGMENT FORM


     I have read AIM's Code of Ethics and the related Procedures. I understand the requirements thereof and recognize that I am subject to the Code and related Procedures, and except as otherwise disclosed to the Compliance Office, I certify that I have, to date, complied with, and will continue to comply with, such requirements. In addition, I have reported to the Compliance Office all personal securities transactions required to be reported under the Code and related Procedures. I understand that any violation of the Code or related Procedures may lead to sanctions or significant remedial action.

     I understand that there are prohibitions, restrictions and blackout periods on certain types of securities transactions and that I may be subject to disgorgement proceedings on transactions that are inconsistent with the Code or related Procedures.

     If I am a Covered Person or NASD-registered representative/principal, I have reported to the Compliance Office all additions and/or deletions of brokerage accounts for reportable securities in which I have a financial interest. If I am a Covered Person, I have also disclosed to the Compliance Office all personal securities holdings in which I have a financial interest and will continue to do so on an annual basis as long as I am employed by AIM. In addition, I have disclosed below all directorship/trusteeship position(s) held during the past year.



Name____________________________________________________________________________
         (Please legibly print your name as it appears on your paycheck)

Signature_______________________________________________________________________


Date____________________________________________________________________________



Listed below are the directorships/trusteeships that I currently hold:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________